UNITED STATES
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NorthWestern Corporation
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THE FOLLOWING ARTICLES APPEAR IN NORTHWESTERN CORPORATION’S MONTHLY CUSTOMER NEWSLETTER THAT WAS MAILED TO CUSTOMERS BEGINNING ON MAY 3, 2006, AND WAS POSTED ON NORTHWESTERN CORPORATION’S WEB SITE BEGINNING ON MAY 3, 2006 AT  WWW.NORTHWESTERNENERGY.COM.

NorthWestern Energy Updates Customers About Recent Events

By now you are probably aware that we have entered into a definitive agreement to sell NorthWestern Energy to Babcock & Brown Infrastructure (“BBI”), a long-term, conservative utility owner with a proven track record in the industry.

Let me reassure you that your rates will not change as a result of this transaction, neither will our name or our logo. Our employees in your communities will continue to provide you with the best service available.

Australia-based Babcock & Brown formed BBI to own utility related companies and assets; however Babcock & Brown was originally founded in the United States nearly 30 years ago. Its headquarters moved to Sydney, Australia in 2004 and the company is listed on the Australian Stock Exchange.

BBI owns and manages on a long-term basis, utility and infrastructure companies and assets around the world. BBI owns companies in electricity transmission and distribution, gas transmission and distribution and transport infrastructure, and has ownership interests in thermal and renewable power generation. Its ‘back to basics’ approach and philosophy of owning its assets long-term have seen BBI grow to become one of the global leaders in its field.

The sale to BBI supports NorthWestern’s continued commitment to maintaining industry leading service and reliability. There will be no reduction in employment in the communities we serve and no reductions in customer service. We will continue to be involved in our communities and support worthy organizations through our charitable grant programs and low-income bill assistance programs.

It is our pleasure to serve you and we look forward to doing so for many, many years to come.

Sincerely,

/s/ Mike Hanson

Mike Hanson
President and Chief Executive Officer

NorthWestern Energy Answers Questions

NorthWestern Energy will provide updates on this process as they become available at www.northwesternenergy.com.

Additional information about BBI is available on its website at www.bbinfrastructure.com. Here are some answers to frequently asked questions about this announcement:

Q: What will this mean for NorthWestern’s culture and strategy?

BBI intends to grow the business, and has committed to maintaining existing employee and customer service levels. BBI’s business approach emphasizes local management, local jobs and local growth, including investing in infrastructure replacement, transmission and power production, including renewable energy. BBI is committed to fund necessary further economic investment in the networks and sees opportunities for in-state growth in transmission and generation. NorthWestern will remain committed to serving our customers and the communities in which we operate. BBI and NorthWestern are committed to maintaining strong relationships with the communities and the regulators in Montana, South Dakota and Nebraska.

Q: Will NorthWestern’s existing Headquarters be closed?

Following completion, NorthWestern will become a wholly owned US managed subsidiary of BBI incorporated in Delaware. The current intention is for NorthWestern to retain its corporate identity and its corporate headquarters in Sioux Falls.

Q: Will there be layoffs?

BBI has committed to maintaining existing employee and customer service levels. There are no layoffs planned as a result of the transaction and we believe that this transaction creates more opportunities for NorthWestern’s employees. This acquisition is primarily about growth, not cutting expenses. BBI is committed to investing in necessary system upgrades and will commit additional capital to NorthWestern for economic transmission and power generation opportunities.

Q: What is BBI’s future growth plan?

BBI has committed to funding NorthWestern’s current business plan, including the recommendations of the Liberty Audit. BBI intends on making additional capital available to NorthWestern to pursue economic transmission and generation opportunities.

Q: Will rates increase/decrease as a result?

BBI will work with the NorthWestern management to continue the focus on improving service, stabilizing rates and providing exceptional customer care. BBI has committed to maintaining existing employee and customer service levels.

Q: Will service quality change as a result?

BBI will work with the NorthWestern management to continue the focus on improving service, stabilizing rates and providing exceptional customer care. BBI is also committed to continuing NorthWestern’s current customer and community programs.

Q: When do you expect the transaction to close?

We expect the transaction to close by the end of calendar year 2007. The transaction is, of course, subject to regulatory approvals, customary closing conditions and approval by stockholders.

Q: Who will run the combined business?

Mike Hanson will remain CEO of NorthWestern and Steven Boulton (BBI’s CEO based in Australia) will become Chairman. BBI is committed to retaining the NorthWestern management team in place.

Q: Will any operations close as a result of this transaction?

No, BBI is looking to retain the structure and grow the business locally. BBI sees opportunities for in-state growth in transmission and generation.

Q: How will this affect employee benefits/compensation/pensions/401K/share options?

BBI is committed to employment stability and retaining the current structure.

Q: Will NorthWestern remain a public company?

No. Following closing of the transaction NorthWestern Energy will be delisted from NASDAQ. It will become a wholly-owned, locally managed subsidiary of BBI.

Q: Are we keeping the NorthWestern name?

The current intention is for NorthWestern to retain its corporate identity.

Q: What is the timeline for the approval process?

The transaction is subject to the approval of NorthWestern’s shareholders and federal and state regulatory approvals, which are expected to take between 9 to 18 months to obtain.

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  These statements are based upon our current expectations and speak only as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties.

In addition, we may not be able to complete the proposed transaction on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of our stockholders, regulatory approvals or to satisfy other customary closing conditions. Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or publicly update any forward-looking statements for any reason.

Important Legal Information

In connection with the proposed transaction, Northwestern Corporation will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of Northwestern Corporation are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of Northwestern Corporation in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Northwestern Corporation at the SEC’s Web site at http://www.sec.gov or by making a request to Northwestern Corporation, 125 South Dakota Avenue. Sioux Falls, SD 57104, Attention: Dan Rausch, Director of Investor Relations, telephone: (605) 978-2902.

Northwestern Corporation, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Northwestern Corporation stockholders in connection with the proposed transaction. Information about the interests of Northwestern Corporation’s participants in the solicitation is set forth in Northwestern Corporation’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC and in the proxy statement relating to the transaction when it becomes available.